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                                                                      EXHIBIT 23





                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Trustees
EastGroup Properties:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG PEAT MARWICK LLP

Jackson, Mississippi
July 6, 1995